Financial Instruments Carried at Fair Value - Carrying Value of The Financial Instruments held at Fair Value (Detail: Text Values) - Quoted prices in active market (Level 1) € in Billions	12 Months Ended
Dec. 31, 2025 EUR (€)
Carrying Value of The Financial Instruments held at Fair Value [Line Items]
Net move from Level 1 to Level 2 of Trading Assets due to liquidity testing procedures refinement	€ 2.4
Net move from Level 1 to Level 2 of Trading Liabilities due to liquidity testing procedures refinement	0.8
Net move from Level 2 to Level 1 of Trading Assets due to liquidity testing procedures refinement	8.4
Net move from Level 2 to Level 1 of Trading Liabilities due to liquidity testing procedures refinement	€ 1.5